UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 22, 2014

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605

(State of Incorporation)	(I.R.S. Employer Identification No.)

1583 South 1700 East

Vernal, Utah	84078

(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Upon closing of its initial public offering in May 2014, Superior Drilling Products, Inc. (the “Company”) issued notes to Meier Family Holdings, LLC and Meier Management Company (the “Founders”) in the amounts of $1,280,000 and $720,000, respectively (the “Notes”). Effective December 22, 2014, the Company and the Founders agreed (i) to extend the maturity date of the Notes from January 2, 2015 to January 2, 2017, (ii) to change the interest rate from the Prime rate of JPMorgan Chase Bank plus 0.25% to 7.5% and (iii) the Company will make monthly payments of $50,000, which includes both principal and interest, to the Founders. No other modifications were made to the terms of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2014

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer